SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 5, 2003

WATSON WYATT & COMPANY HOLDINGS

(Exact name of registrant as specified in its charter)

Delaware	52-2211537
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1717 H Street NW Washington, D.C. 20006-3900
(Address of principal executive offices, including zip code)

(202) 715-7000
(Registrant’s telephone number, including area code)

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 5, 2004, the Company issued a press release announcing its earnings for second quarter of fiscal 2004 ended December 31, 2003.  A copy of that release is furnished as Exhibit 99.1 to the Current Report on Form 8-K.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Watson Wyatt & Company Holdings

(Registrant)

Date: Feburary 5, 2004	BY:	/s/ John J. Haley
John J. Haley
President and Chief Executive Officer

Date: Feburary 5, 2004	BY:	/s/ Carl D. Mautz
Carl D. Mautz
Vice President and Chief Financial Officer